Fifth Third Director M

File No. 333-119414

Hartford Life Insurance Company

Separate Account Three

Fifth Third Director Series I/IR

File No. 333-69485

Hartford Life Insurance Company

Separate Account Two

Fifth Third Series II/IIR

File No. 333-101923

Hartford Life Insurance Company

Separate Account Two

Supplement Dated June 21, 2007 to the Prospectus Dated May 1, 2007

Supplement dated June 21, 2007 to the Prospectus dated May 1, 2007

The Board of Trustees of The Coventry Funds Trust determined, based primarily upon the recommendations of Fifth Third Asset Management, Inc., the Investment Adviser, to liquidate the Fifth Third Balanced VIP Fund, Fifth Third Disciplined Value VIP Fund, Fifth Third Mid Cap VIP Fund, and Fifth Third Quality Growth VIP Fund (collectively, the “Funds”). Since inception, the Funds have not attracted sufficient assets to achieve the economies of scale necessary to remain viable.  Upon completion of the liquidation, the Funds will no longer be available. As a result, effective as of the close of business on or about October 16, 2007, any Contract Value allocated to the corresponding Sub-Accounts will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Funds, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Accounts, including program trades, on August 10, 2007. You may transfer some or all of your Contract Value in the affected Sub-Accounts to other investment options currently offered by your Contract.

Also, effective as of the close of business on August 10, 2007, any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected investment options will be terminated. Automatic Income Programs will continue uninterrupted. On or about the close of business October 16, 2007, Automatic Income Programs withdrawing money from the affected Sub-Accounts will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Effective on or about October 16, 2007, all references to the Funds in the prospectus are deleted.

This supplement should be retained with the prospectus for future reference.

HV-6128